FINANCIAL (INCOME) AND EXPENSES (Tables)	12 Months Ended
Dec. 31, 2025
Other Income and Expenses [Abstract]
Schedule of Financial (Income) and Expenses
	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023

Revaluation of financial liabilities at fair value through profit or loss, net	(247)	36	(306)
Foreign currency transaction income	(101)	(77)	(233)
Others	9	(1)	10
Total	(339)	(42)	(529)